SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) December 3, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)



         Pennsylvania                0-10822               25-1229323
(State of other jurisdiction (Commission File Number)     (IRS Employer
     of incorporation)                                 Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
       On December 3, 1997, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that a new $2.146 million contract has been received from NeuroControl Corporation, located in Cleveland, Ohio, to manufacture and supply 400 functional electrical stimulators (FES) and ancillary items during 1998.
          Biocontrol is currently completing shipment on a previous order for 200 stimulators.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release


                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by /s/ Fred E. Cooper, CEO

DATED: December 3, 1997

BICO
                                      BIOCONTROL TECHNOLOGY, INC.
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


     BIOCONTROL TECHNOLOGY RECEIVES $2.146 MILLION CONTRACT

      Pittsburgh, PA December 3, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that a new $2.146 million contract has been received from NeuroControl Corporation, located in Cleveland, Ohio, to manufacture and supply 400 functional electrical stimulators (FES) and ancillary items during 1998.
      Biocontrol is currently completing shipment on a previous order for 200 stimulators.
      The implantable FES is part of NeuroControl's Freehand System which received Food and Drug Administration (FDA) market clearance in August 1997. The Freehand uses electrical stimulation to afford many quadriplegic patients increased control over daily activities. According to NeuroControl, more than 125,000 people with paralysis from the chest down due to spinal cord injury may benefit from the Freehand System. Worldwide, their conservative estimate is that there are over 500,000 people with spinal cord injury and approximately 25,000 new injuries per year.
     Biocontrol has been manufacturing the functional electrical stimulator since 1990 when it began working on the FES research with Case Western Reserve University where the technology was pioneered. When NeuroControl assumed commercialization of the FES technology in 1995, Biocontrol was retained as the manufacturer.
     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.